Exhibit 99.1

                  Amended and Restated Directors and Executive Officers of the Reporting Persons

Directors and Executive Officers of Comcast Corporation:

            Name                 Position                    Principal Occupation and    Principal Business in which
                                                                 Business Address        such Employment is Conducted

Ralph J. Roberts              Chairman of the Executive    Chairman of the Executive     Ownership and operation of
                              and Finance Committee of     and Finance Committee of      cable television systems
                              the Board of Directors and   the Board of Directors of     and broadband
                              a Director                   Comcast Corporation           communications services
                                                           1500 Market Street
                                                           Philadelphia, PA 19102

C. Michael Armstrong          Chairman and Director        Chairman of the Board of      Ownership and operation of
                                                           Directors of Comcast          cable television systems
                                                           Corporation                   and broadband
                                                           1500 Market Street            communications services
                                                           Philadelphia, PA 19102

Julian A. Brodsky             Vice Chairman and Director   Vice Chairman of the Board    Ownership and operation of
                                                           of Directors of Comcast       cable television systems
                                                           Corporation                   and broadband
                                                           1500 Market Street            communications services
                                                           Philadelphia, PA 19102

Brian L. Roberts              President, Chief Executive   President and Chief           Ownership and operation of
                              Officer and Director         Executive Officer of          cable television systems
                                                           Comcast Corporation           and broadband
                                                           1500 Market Street            communications services
                                                           Philadelphia, PA 19102

John R. Alchin*               Co-Chief Financial           Co-Chief Financial Officer,   Ownership and operation of
                              Officer, Executive Vice      Executive Vice President      cable television systems
                              President and Treasurer      and Treasurer of Comcast      and broadband
                                                           Corporation                   communications services
                                                           1500 Market Street
                                                           Philadelphia, PA 19102


---------------
* Citizen of Australia


Lawrence S. Smith             Co-Chief Financial Officer   Co-Chief Financial Officer    Ownership and operation of
                              and Executive Vice           and Executive Vice            cable television systems
                              President                    President of Comcast          and broadband
                                                           Corporation                   communications services
                                                           1500 Market Street
                                                           Philadelphia, PA 19102

David L. Cohen                Executive Vice President     Executive Vice President of   Ownership and operation of
                              and Assistant Secretary      Comcast Corporation           cable television systems
                                                           1500 Market Street            and broadband
                                                           Philadelphia, PA 19102        communications services

Stephen B. Burke              Executive Vice President     Executive Vice President of   Ownership and operation of
                                                           Comcast Corporation           cable television systems
                                                           1500 Market Street            and broadband
                                                           Philadelphia, PA 19102        communications services

Arthur R. Block               Senior Vice President,       Senior Vice President of      Ownership and operation of
                              Assistant Treasurer and      Comcast Corporation           cable television systems
                              Secretary                    1500 Market Street            and broadband
                                                           Philadelphia, PA 19102        communications services

Lawrence J. Salva             Senior Vice President and    Senior Vice President and     Ownership and operation of
                              Controller                   Controller of Comcast         cable television systems
                                                           Corporation                   and broadband
                                                           1500 Market Street            communications services
                                                           Philadelphia, PA 19102

Sheldon M. Bonovitz           Director                     Partner in the law firm of    Practice of law
                                                           Duane Morris and Heckscher
                                                           LLP
                                                           4200 One Liberty Place
                                                           Philadelphia, PA 19103

Joseph L. Castle, II          Director                     President of Castle Energy    Financial Consulting and
                                                           Corporation                   operation of an independent
                                                           One Radnor Corporate Center   oil and gas exploration and
                                                           Suite 250                     production company
                                                           100 Matsonford Road
                                                           Radnor, PA 19087

Kenneth J. Bacon              Director                     Senior Vice President of      Multifamily lending and
                                                           Fannie Mae                    investment portfolio
                                                           3900 Wisconsin Ave., NW
                                                           Washington, DC  20016




                                                         -2-



J. Michael Cook               Director                     Retired Chairman and CEO of   Accounting
                                                           Deloitte & Touche LLP
                                                           980 Lake Avenue
                                                           Greenwich, CT  06831

Dr. Judith Rodin              Director                     President of University of    Academic institution
                                                           Pennsylvania
                                                           100 College Hall
                                                           Philadelphia, PA 19014

S. Decker Anstrom             Director                     President and CEO of          Ownership and operation of
                                                           of Landmark                   cable programming channel
                                                           Communications, Inc.
                                                           150 W. Brambleton Ave.
                                                           Norfolk, VA  23510

Louis A. Simpson              Director                     President and CEO of Geico    National property and
                                                           Corporation                   casualty insurance
                                                           P.O.  Box 1943 Rancho
                                                           Santa Fe, CA 92067

Michael I. Sovern             Director                     Chairman of Sotheby's         Auction company
                                                           Holdings, Inc.
                                                           1334 York Avenue
                                                           New York, NY  10021







                                                         -3-


Directors and Executive Officers of Comcast Holdings Corporation (f/k/a/ Comcast Corporation):

            Name                 Position                    Principal Occupation and    Principal Business in which
                                                                 Business Address        such Employment is Conducted

Brian L. Roberts              President, Chief Executive   President and Chief           Ownership and operation of
                              Officer and Director         Executive Officer of          cable television systems
                                                           Comcast Corporation           and broadband
                                                           1500 Market Street            communications services
                                                           Philadelphia, PA 19102

John R. Alchin*               Co-Chief Financial           Co-Chief Financial Officer,   Ownership and operation of
                              Officer, Executive Vice      Executive Vice President      cable television systems
                              President and Treasurer      and Treasurer of Comcast      and broadband
                                                           Corporation                   communications services
                                                           1500 Market Street
                                                           Philadelphia, PA 19102

Lawrence S. Smith             Co-Chief Financial           Co-Chief Financial Officer    Ownership and operation of
                              Officer, Executive Vice      and Executive Vice            cable television systems
                              President and Director       President of Comcast          and broadband
                                                           Corporation                   communications services
                                                           1500 Market Street
                                                           Philadelphia, PA 19102

David L. Cohen                Executive Vice President,    Executive Vice President of   Ownership and operation of
                              Assistant Secretary and      Comcast Corporation           cable television systems
                              Director                     1500 Market Street            and broadband
                                                           Philadelphia, PA 19102        communications services

Arthur R. Block               Senior Vice President,       Senior Vice President of      Ownership and operation of
                              Assistant Treasurer,         Comcast Corporation           cable television systems
                              General Counsel, Secretary   1500 Market Street            and broadband
                              and Director                 Philadelphia, PA 19102        communications services

Lawrence J. Salva             Senior Vice President and    Senior Vice President and     Ownership and operation of
                              Controller                   Controller of Comcast         cable television systems
                                                           Corporation                   and broadband
                                                           1500 Market Street            communications services
                                                           Philadelphia, PA 19102


-----------------
* Citizen of Australia



Directors and Executive Officers of Comcast Programming Holdings, Inc.

            Name                       Position              Principal Occupation and    Principal Business in which
                                                                 Business Address        such Employment is Conducted

C. Stephen Backstrom          Vice President, Treasurer,   Vice President of Taxation    Ownership  and operation of
                              Assistant Secretary and      of Comcast Corporation        cable television systems
                              Director                     1500 Market Street            and broadband
                                                           Philadelphia, PA 19102        communications services

Judie M. Dionglay             Vice President, Assistant    Vice President of Comcast     Investment services
                              Treasurer, Assistant         Capital Corporation
                              Secretary and Director       1201 N. Market Street
                                                           Suite 1405
                                                           Wilmington, DE 19801

William E. Dordelman          Vice President, Assistant    Vice President of Finance     Ownership and operation of
                              Treasurer, Secretary and     of Comcast Corporation        cable television systems
                              Director                     1500 Market Street            and broadband
                                                           Philadelphia, PA 19102        communications services

Abram E. Patlove              President and Director       President of Comcast          Investment services
                                                           Capital Corporation
                                                           1201 N. Market Street
                                                           Suite 1405
                                                           Wilmington, DE 19801

Rosemarie S. Teta             Vice President, Assistant    Vice President of Comcast     Investment services
                              Treasurer, Assistant         Capital Corporation
                              Secretary and Director       1201 N. Market Street
                                                           Suite 1405
                                                           Wilmington, DE 19801





                                                         -5-


Directors and Executive Officers of  Comcast QVC, Inc.

            Name                       Position           Principal Occupation and       Principal Business in which
                                                              Business Address           such Employment is Conducted

C. Stephen Backstrom          Vice President,             Vice President of Taxation     Ownership and operation of
                              Treasurer, Assistant        of Comcast Corporation         cable television systems
                              Secretary and Director      1500 Market Street             and broadband
                                                          Philadelphia, PA 19102         communications services

Judie M. Dionglay             Vice President, Assistant   Vice President of Comcast      Investment services
                              Treasurer, Assistant        Capital Corporation
                              Secretary and Director      1201 N. Market Street
                                                          Suite 1405
                                                          Wilmington, DE 19801

William E. Dordelman          Vice President, Assistant   Vice President of Finance of   Ownership and operation of
                              Treasurer, Secretary and    Comcast Corporation            cable television systems
                              Director                    1500 Market Street             and broadband
                                                          Philadelphia, PA 19102         communications services

Abram E. Patlove              President and Director      President of Comcast Capital   Investment services
                                                          Corporation
                                                          1201 N. Market Street
                                                          Suite 1405
                                                          Wilmington, DE 19801

Rosemarie S. Teta             Vice President, Assistant   Vice President of Comcast      Investment services
                              Treasurer, Assistant        Capital Corporation
                              Secretary and Director      1201 N. Market Street
                                                          Suite 1405
                                                          Wilmington, DE 19801




                                                         -6-



Directors and Executive Officers of QVC, Inc.


            Name                  Position                  Principal Occupation and     Principal Business in which
                                                                Business Address         such Employment is Conducted

Ralph J. Roberts              Chairman of the Board and   Chairman of the Executive      Ownership and operation of
                              Director                    and Finance Committee of the   cable television systems
                                                          Board of Directors of          and broadband
                                                          Comcast Corporation            communications services
                                                          1500 Market Street
                                                          Philadelphia, PA 19102

Julian A. Brodsky             Vice Chairman, Assistant    Vice Chairman of the Board     Ownership and operation of
                              Treasurer, Assistant        of Directors of Comcast        cable television systems
                              Secretary and Director      Corporation                    and broadband
                                                          1500 Market Street             communications services
                                                          Philadelphia, PA 19102

Brian L. Roberts              Vice Chairman and Director  President and Chief            Ownership and operation of
                                                          Executive Officer of Comcast   cable television systems
                                                          Corporation                    and broadband
                                                          1500 Market Street             communications services
                                                          Philadelphia, PA 19102

John R. Alchin*               Senior Vice President,      Co-Chief Financial Officer,    Ownership and operation of
                              Assistant Treasurer and     Executive Vice President and   cable television systems
                              Director                    Treasurer of Comcast           and broadband
                                                          Corporation                    communications services
                                                          1500 Market Street
                                                          Philadelphia, PA 19102

Lawrence S. Smith             Senior Vice President and   Co-Chief Financial Officer     Ownership and operation of
                              Director                    and Executive Vice President   cable television systems
                                                          of Comcast Corporation         and broadband
                                                          1500 Market Street             communications services
                                                          Philadelphia, PA 19102

Douglas S. Briggs             Executive Officer           President of QVC, Inc.         Retailing of general
                                                          Studio Park                    merchandise through
                                                          1200 Wilson Drive West         electronic media
                                                          Chester, PA 19380


----------------
* Citizen of Australia


                                                         -7-

William F. Costello           Executive Officer           Chief Operating Officer,       Retailing of general
                                                          Chief Financial Officer and    merchandise through
                                                          President International of     electronic media
                                                          QVC, Inc.
                                                          Studio Park
                                                          1200 Wilson Drive West
                                                          Chester, PA 19380

Darlene M. Dagget             Executive Officer           President U.S. Commerce of     Retailing of general
                                                          QVC, Inc.                      merchandise through
                                                          Studio Park                    electronic media
                                                          1200 Wilson Drive West
                                                          Chester, PA 19380

Thomas G. Downs               Executive Officer           Executive Vice President of    Retailing of general
                                                          Operations & Services of       merchandise through
                                                          QVC, Inc.                      electronic media
                                                          Studio Park
                                                          1200 Wilson Drive West
                                                          Chester, PA 19380

Neal Grabell                  Executive Officer           Senior Vice President and      Retailing of general
                                                          Secretary of QVC, Inc.         merchandise through
                                                          Studio Park                    electronic media
                                                          1200 Wilson Drive West
                                                          Chester, PA 19380

Randy Ronning                 Executive Officer           Executive Vice President of    Retailing of general
                                                          Affiliate Relations, iQVC      merchandise through
                                                          and New Business Development   electronic media
                                                          of QVC, Inc.
                                                          Studio Park
                                                          1200 Wilson Drive West
                                                          Chester, PA 19380




                                                         -8-


Directors and Executive Officers of QK Holdings, Inc., Managing Member of Interactive Technology Holdings, LLC:

            Name                       Position             Principal Occupation and     Principal Business in which
                                                                Business Address         such Employment is Conducted

David M. Apostolico           President, Treasurer and    Senior Counsel of QVC, Inc.    Retailing of general
                              Director                    Studio Park                    merchandise through
                                                          1200 Wilson Drive              electronic media
                                                          West Chester, PA 19380

Gerald Timlin                 Vice President, Secretary   Director of Treasury           Retailing of general
                              and Director                Operations of QVC, Inc.        merchandise through
                                                          Studio Park                    electronic media
                                                          1200 Wilson Drive West
                                                          Chester, PA 19380

James J. Woods, Jr.           Vice President, Assistant   Partner                        Practice of Law
                              Secretary and Director      Connolly Bove Lodge &
                                                          Hutz LLP
                                                          1220 Market Street
                                                          P.O. Box 2207
                                                          Wilmington, DE 19899





* Citizen of Australia





                                                         -9-